Long-Term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long-term debt

Note 9 – Long-term Debt

Long-term debt at December 31, 2021 and 2020 consists of the following:

	December 31,
(in thousands USD)	2021	2020
Borrowings under bank revolving credit agreement, principal due Nov. 10, 2023	$5,000	$5,000
Borrowings under bank credit agreement, principal due Nov. 10, 2023	31,882	93,388
Unamortized debt issuance costs(a)	(6,915)	(2,978)
Borrowing under bank credit agreements, net of unamortized debt issuance costs	29,967	95,410

Borrowings under convertible note payable to related party, 13.73% interest capitalized every six months, principal due July 18, 2024	—	16,465
Borrowings under convertible note payable to related party, 13.73% interest capitalized every six months, principal due July 18, 2024	—	16,465
Unamortized debt issuance costs(a)	—	(126)
Convertible notes payable, net of unamortized debt issuance costs	—	32,804

Paycheck Protection Program loans, 1% interest, due May 1, 2022	7,673	9,129

Subordinated promissory note payable with a related party, 20% effective December 21, 2021, principal due May 12, 2022	673	—

Subordinated debt, guaranteed by a related party, principal due July 26, 2022	3,700	—
Unamortized debt issuance costs(a)	(76)	—
Subordinated debt, guaranteed by a related party, net of unamortized debt issuance costs	3,624	—

Borrowings under convertible note payable with a related party, 11% interest capitalized every three months, principal due March 15, 2023	6,372	—
Borrowings under convertible note payable with a related party, 17.41% interest capitalized every three months, principal due March 15, 2023	9,748	—
Unamortized debt issuance costs(a)	(945)	—
New Second Lien Facility, net of unamortized debt issuance costs	15,175	—

Total debt	57,112	137,343
Less: current portion of debt	14,838	11,380
Long-term debt, net of unamortized debt issuance costs and current portion	$42,274	$125,963

(a)	Debt issuance costs are presented as a reduction of the Company’s long-term debt in the Consolidated Balance Sheets. $3.5 million and $0.9 million of debt issuance cost amortization was charged to interest expense for the years ended December 31, 2021 and 2020, respectively.

Credit Agreements

In 2018, the Company entered into a revolving credit agreement with Monroe Capital Management Advisors LLC that permits the Company to borrow up to $1.5 million through November 10, 2023. In 2019, the agreement was amended to increase the borrowing limit to $5.0 million. Interest is paid monthly and calculated as LIBOR plus a margin of 8.0% to 9.0%, based on the Total Leverage Ratio as calculated in the most recent Compliance Certificate. An additional 2.0% interest may be incurred during periods of loan covenant default. At December 31, 2021, the interest rate was 10.0%. The Company must pay an annual commitment fee of 0.5% on the unused portion of the commitment. At December 31, 2021 and 2020, the Company had no availability under this facility.

In 2018, the Company entered into a term loan credit agreement with Monroe Capital Management Advisors LLC (“First Lien Facility”) that permits the Company to borrow up to $75.0 million through November 10, 2023. In 2019, the agreement was amended to increase the borrowing amount to $98.0 million. Interest is paid monthly and calculated as LIBOR plus a margin of 8.0% to 9.0%, based on the Total Leverage Ratio as calculated in the most recent Compliance Certificate. An additional 2.0% interest may be incurred during periods of loan covenant default. At December 31, 2021, the interest rate was 10.0%. Principal payments of $0.6 million are due quarterly until maturity, at which time the remaining outstanding balance is due. Based on amendments dated February 2, 2021, the Company shall pay, in place of the first two regular quarterly principal installments of 2021, from February 2021 through and including July 2021, monthly principal installments of $1.0 million on the last business day of each of these six calendar months.

On March 22, 2021, the Company used $20.0 million from proceeds of issuance of preferred stock to partially pay the First Lien Facility. Refer to Note 16, Stockholders’ Equity, for additional information on issuance of preferred stock.

On June 24, 2021, an amendment was signed to modify the debt covenants for the periods June 30, 2021 and thereafter. In addition to the covenant modifications, the amendment also established the deferral of the monthly $1.0 million principal payments previously due in April and May, along with the $1.0 million payments due in June and July to September 30, 2021. As a result, the regular quarterly principal installments resumed, and the First Lien lenders charged a $4.0 million fee paid upon the end of the term loan in exchange for the amended terms. The amendment resulted in a debt modification, thus the fees payable to the First Lien lenders were capitalized and are amortized over the remaining life of the First Lien Facility. The fees have been netted against the debt as of December 31, 2021.

On September 30, 2021, the Company entered into an amendment to extend the due date of the $4.0 million in principal payments previously due for April, May, June and July, from September 30, 2021 to October 15, 2021. On October 14, 2021, the Company entered into an amendment to extend the due date from October 15, 2021 to October 29, 2021. On October 29, 2021, the Company entered into an amendment to further extend the due date from October 29, 2021 to November 19, 2021.

On November 15, 2021, the Company entered into an amendment to reset the First Lien Facility’s Total Leverage Ratio and Fixed Charge Coverage Ratio covenants for the quarterly periods of September 30, 2021 to December 31, 2022.

On November 29, 2021, the Company made a $20.0 million principal prepayment, which included the $4.0 million principal payment that was originally due September 30, 2021. The Company made this payment with proceeds from the New Second Lien Facility. Furthermore, on December 29, 2021, the Company issued 4,439,333 shares of Class A Common Stock to the administrative agent for the First Lien Facility (the “First Lien Shares”), which subject to certain terms and regulatory restrictions, may sell the First Lien Shares upon the earlier of August 29, 2022 and an event of default and apply the proceeds to the outstanding balance of the loan. Subject to regulatory restrictions, the Company may issue additional First Lien Shares from time to time to reduce the amount of debt for purposes of the Total Leverage Ratio to the extent necessary to comply with such financial ratio. In addition, the Company agreed to issue warrants to the administrative agent to purchase $7 million worth of the Company’s Class A Common Stock for nominal consideration. The warrants will be issued on the date that all amounts under the First Lien Facility have been paid in full. In addition, the Company may be required to pay Monroe cash to the extent that we cannot issue some or all of the warrants due to regulatory restrictions. The First Lien lenders charged an additional $2.9 million fee paid upon the end of the term loan in exchange for the amended terms. As of December 31, 2021, total fees payable at the end of the term loan, including fees recognized from prior amendments, totaled $6.9 million.

On November 22, 2021, the Company entered into an amendment that requires sixty percent (60%) of proceeds from future equity issuances be used to repay the outstanding balance on the First Lien Facility. On December 27, 2021, the Company closed a follow on stock offering resulting in $21.8 million of net proceeds, of which $13.7 million was used as payment of the outstanding principal and interest balances for the First Lien Facility.

On March 30, 2022, the Company entered into an amendment with the First Lien and Second Lien Facility Lenders to waive the Fixed Charge Coverage Ratio for March 31, 2022. In addition, the Total Leverage Ratio covenant for the quarterly period of March 31, 2022 was reset. As consideration for entering into this amendment, the Company agrees to pay the First Lien Facility’s administrative agent a fee equal to $500,000. The fee shall be fully earned as of March 30, 2022 and shall be due and payable upon the end of the term loan. However, the fee shall be waived in its entirety if final payment in full occurs prior to or on May 30, 2022.

Second Lien Facility

On July 18, 2019, the Company entered into separate credit agreements with Nexxus Capital and Credit Suisse (“the Creditors”) that permits the Company to borrow $12.5 million from each bearing 13.73% interest. On January 31, 2020, the agreements were amended to increase the borrowing amount by $2.05 million under each agreement. Interest is capitalized every six months and is payable when the note is due. Immediately prior to the Business Combination, the Creditors exercised their option to convert their combined $38.1 million of debt outstanding (including interest) into 115,923 shares of the Company’s Class A ordinary shares, which were converted into the Company’s Class A common stock as a result of the Business Combination. As a result, the Company amortized the remaining $0.1 million of unamortized debt issuance costs and recognized incremental interest expense in the Consolidated Statements of Operations.

New Second Lien Facility

On November 22, 2021, the Company entered into a new Second Lien Facility (the “New Second Lien Facility”) with Nexxus Capital and Credit Suisse (both of which are existing AgileThought shareholders and have representation on AgileThought’s Board of Directors), Manuel Senderos, Chief Executive Officer and Chairman of the Board of Directors, and Kevin Johnston, Chief Operating Officer. The New Second Lien Facility provides for a term loan facility in an initial aggregate principal amount of approximately $20.7 million, accruing interest at a rate per annum from 11.00% for the US denominated loan and 17.41% for the Mexican Peso denominated Loan. The New Second Lien Facility has an original maturity date of March 15, 2023. If the Credit Facility remains outstanding on December 15, 2022, the maturity date of the New Second Lien Facility will be extended to May 10, 2024. The Company recognized $0.9 million in debt issuance costs with the issuance.

Each lender under the New Second Lien Facility has the option to convert all or any portion of its outstanding loans into AgileThought Class A Common Stock on or after December 15, 2022 or earlier, upon our request, at a conversion price equal to the closing price of one share of our Class A Common Stock on the trading day immediately prior to the conversion date. The amounts outstanding under the New Second Lien Facility will only convert into up to 2,098,545 shares of our Class A Common Stock and will only convert at a price per share equal to the then-current market value. On December 27, 2021, Manuel Senderos and Kevin Johnston exercised the conversion options for their respective loan amounts of $4.5 million and $0.2 million, respectively. See Note 16, Stockholders’ Equity, for additional information.

Paycheck Protection Program Loans

On April 30, 2020 and May 1, 2020, the Company received Paycheck Protection Program loans (“PPP loans”) through four of its subsidiaries for a total amount of $9.3 million. The PPP loans bear a fixed interest rate of 1% over a two-year term, are guaranteed by the United States federal government, and do not require collateral. The loans may be forgiven, in part or whole, if the proceeds are used to retain and pay employees and for other qualifying expenditures. The $9.3 million in PPP loans are eligible for forgiveness, and the Company expects a significant amount to be forgiven which would result in a gain to the Consolidated Statement of Operations. The Company submitted its forgiveness applications to the Small Business Administration (“SBA”) between November 2020 and January 2021. The monthly repayment terms will be established in the notification letters with the amount of loan forgiveness. On December 25, 2020, $0.1 million of a $0.2 million PPP loan was forgiven. On March 9, 2021, $0.1 million of a $0.3 million PPP loan was forgiven. On June 13, 2021, $1.2 million of a $1.2 million PPP loan was forgiven. On January 19, 2022, $7.3 million of a $7.6 million PPP loan was forgiven resulting in a remaining PPP Loan balance of $0.3 million of which $0.1 million is due within the next year. The remaining payments will be made quarterly until May 2, 2025. All loan forgiveness was recognized in Other income (expense), net of the Consolidated Statements of Operations.

Subordinated Promissory Note

On June 24, 2021, the Company entered into a credit agreement with AGS Group LLC (“AGS Group”) for a principal amount of $0.7 million. The principal amount outstanding under this agreement matures on December 20, 2021 (“Original Maturity Date”) and was extended until May 19, 2022 (“Extended Maturity Date”). Interest is due and payable in arrears on the Original Maturity Date at a 14.0% per annum until and including December 20, 2021 and at 20.0% per annum from the Original Maturity Date to the Extended Maturity Date calculated on the actual number of days elapsed.

Exitus Capital Subordinated Debt

On July 26, 2021, the Company agreed with existing lenders and Exitus Capital (“Subordinated Creditor”) to enter into a zero-coupon subordinated loan agreement with Exitus Capital in an aggregate principal amount equal to $3.7 million (“Subordinated Debt”). No periodic interest payments are made and the loan is due on January 26, 2022, with an option to extend up to two additional six month terms. Net loan proceeds totaled $3.2 million, net of $0.5 million in debt discount. Payment of any and all of the Subordinated Debt shall be subordinate of all existing senior debt. In the event of any liquidation, dissolution, or bankruptcy proceedings, all senior debt shall first be paid in full before any distribution shall be made to the Subordinated Creditor. The loan is subject to a 36% annual interest moratorium if full payment is not made upon the maturity date. On January 25, 2022, the Company exercised the option to extend the loan an additional six months to July 26, 2022. The Company recognized an additional $0.5 million debt issuance costs related to the loan extension.

Financial Covenants

The First Lien Facility and the New Second Lien Facility establish the following financial covenants for the consolidated group:

Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio applies to the consolidated group. For each Computation Period, it is the ratio of (a) EBITDA (as defined in the credit agreement) minus permitted tax distributions (or other provisions for taxes based on income) made during the Computation Period, minus all unfinanced capital expenditures made thereby in such Computation Period to (b) fixed charges (as defined in the credit agreement).

Capital Expenditures. Requires the Company’s aggregate capital expenditures in any fiscal year to not exceed the capital expenditures limit for that fiscal year.

Total Leverage Ratio. The Total Leverage Ratio applies to the consolidated group and is determined in accordance with US GAAP. It is calculated as of the last day of any Computation Period as the ratio of (a) total debt (as defined in credit agreement) to (b) EBITDA for the Computation Period ending on such day.

The Company was compliant with all debt covenants as of December 31, 2021.

The capital expenditure annual limit under the First Lien Facility and New Second Lien Facility in place as of December 31, 2021 is as follows:

Computation Period Ending	Capital Expenditure Annual Limit
December 31, 2021 and the Computation Periods ending March 31, June 30, and September 30, 2022	$2.10 million
December 31, 2022 and each Computation Period ending thereafter	$2.20 million

On March 30, 2022, the Company amended the Fixed Charge Coverage Ratio and the Total Leverage Ratio of the First Lien Facility to the following:

Computation Period Ending	Fixed Charge Coverage Ratio to exceed	Total Leverage Ratio not to exceed
March 31, 2022	Not Tested	7.15:1.00
June 30, 2022 and September 30, 2022	0.20:1.00	4.00:1.00
December 31, 2022 and each Computation Period ending thereafter	1.00:1.00	4.00:1.00

On March 30, 2022, the Company amended the Fixed Charge Coverage Ratio and the Total Leverage Ratio of the New Second Lien Facility to the following:

Computation Period Ending	Fixed Charge Coverage Ratio to exceed	Total Leverage Ratio not to exceed
March 31, 2022	Not Tested	19.15:1.00
June 30, 2022 and September 30, 2022	0.20:1.00	10.00:1.00
December 31, 2022 and each Computation Period ending thereafter	1.00:1.00	10.00:1.00

The annual maturities of our long-term debt for the next five years and beyond are as follows:

Year, (in thousands USD)	Amount
2022	$14,287
2023	50,626
2024	95
2025	40
Thereafter	—
Total debt	65,048
Less: unamortized debt issuance cost	(7,936)
Total debt, net of unamortized debt issuance costs	$57,112